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                                                                    Exhibit 2(a)

1

                               Share Certificate
                                       of
                     Mitsubishi Tokyo Financial Group, Inc.

                                     1 Share

                                    [Sample]

                                                                 041 No. 0000000

Name of Corporation                 Mitsubishi Tokyo Financial Group, Inc.

Date of Incorporation               April 2, 2001


       This is to certify that this person named herein is the holder of the above-mentioned share.

       Mitsubishi Tokyo Financial Group, Inc.

       President & CEO: Shigemitsu Miki (Corporate Seal)

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                  [back]

Date of Issuance of Share Certificate:                 Receipt of
                                                       stamp duty
                                                       acknowledged by
                                                       Toshima Ward
                                                       Tax Office

Name of Shareholder:

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Date of Registration         Name of Shareholder       Registration Seal

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                             1

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                             2

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                             3

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                             4

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                             5

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                             6

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                             7

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                             8

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(This section is for computer processing. Please make sure that this section is
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                       Mitsubishi Tokyo Financial Group, Inc. 041 No. 0000000  1

072010041000000090